China VantagePoint Acquisition Company

465 Brickell Avenue, #617
Miami, Florida 33131

_________________, 2011

Ray Shi Capital Group, LLC
[Address]
[Address]

Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of China VantagePoint Acquisition Company (the “Company”) and continuing until the consummation by the Company of a business combination or the distribution of the trust account to the Company’s then public shareholders (as described in the Registration Statement), Ray Shi Capital Group, LLC (the “Firm”) shall make available to the Company certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at [__________________] (or any successor location).  In exchange therefore, the Company shall pay the Firm at the rate of $7,500 per month.

Very truly yours,

CHINA VANTAGEPOINT ACQUISITION COMPANY

By:
Name: Wei Li
Title: Chief Executive Officer

Agreed to and Accepted by:

RAY SHI CAPITAL GROUP, LLC

By:
Name:
Title: